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                                       FORM 8-K/A

                          Securities and Exchange Commission

                               Washington, D.C.  20549

                                    CURRENT REPORT

                           Pursuant to Section 13 or 15 (d)
                        of the Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported) 11/21/96

                                ON-SITE SOURCING, INC.
                (Exact Name of Registrant as specified in its Charter)


     DELAWARE                  0-20947                  54-1648470
(State or other           (Commission File             (IRS Employer
Jurisdiction of            Number)                      Identification
Incorporation)                                          Number)

               1111 N. 19TH STREET, 6TH FLOOR ARLINGTON, VA  22209
-------------------------------------------------------------------------------
                (Address of Principal Executive Offices)   (Zip Code)

Registrant's Telephone Number, including area code: 703-276-1123

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

    (a) The independent auditor for On-Site Sourcing, Inc. (the "Company"), Grant Thornton, LLP ("Grant Thornton") was dismissed on November 21, 1996. Grant Thornton's reports on the financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years and the subsequent interim period preceding the dismissal there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Grant Thornton's satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with its report. Grant Thornton communicated certain internal control matters to the Company which meet the definition of reportable events. For the fiscal year ended December 31, 1995, such reportable events involved recommendations that the Company develop and maintain stricter internal control policies for the following areas: accounts receivable, purchases and disbursements, cash receipts, fixed asset capitalization, inventory, payroll and computer processing. The Company has implemented systems of internal control which the Company feels address the issues raised by Grant Thornton.

    The Company has requested that Grant Thornton furnish the Company with a letter addressed to the SEC stating whether or not Grant Thornton agrees with the above statements. A copy of such letter, dated December 4, 1996 and received by the Company on December 6, 1996 is filed as Exhibit 16.1.

    The Company's Board of Directors and Audit Committee have determined that it is in the Company's best interests to engage a new independent auditor.

    (b) On December 5, 1996, the Company engaged Reznick Fedder & Silverman, P.C. ("Reznick") of Bethesda, Maryland as its principal accountant to audit the Company's financial statements. Reznick has represented to the Company that it has accountants who are competent to handle the Company's changing needs and who have expertise in the accounting issues affecting the Company.

ITEM 7. EXHIBITS

Exhibit Number                    Description
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16.1                              Letter from Grant Thornton LLP to the
                                  Securities and Exchange Commission

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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     December 9, 1996                 ON-SITE SOURCING, INC.



                                  By:  /S/ JOHN S. STOPPELMAN
                                       -------------------------------
                                       John S. Stoppelman - Chairman

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